                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


             Date of Report (Date of earliest reported) May 30, 2000



                            CHINA NETTV HOLDINGS INC.
                  (FORMERLY VANCOUVER'S FINEST COFFEE COMPANY)
               (Exact name of registrant as specified in charter)



          Nevada                       0-26217                    98-02031-70
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



Suite 830 - 789 West Pender Street, Vancouver, B.C.                   V6C 1H2
      (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (604) 689-4407

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Three directors of Vancouver's Finest Coffee Company (the"Company") have agreed to transfer 6,000,000 common shares of the Company's stock registered in their names to Richco Investors Inc. ("Richco"). In exchange, Richco has agreed to transfer 100% of the issued and outstanding shares of China NetTV Corp., a corporation formed under the laws of the British Virgin Islands. China NetTV Corp. has signed a letter of intent to acquire a 51% interest of Chengdu Qianfeng Digital Audio/Video Equipment Co. Ltd.

Kirsten Wilson, former director, has agreed to transfer 4,500,000 common shares. Ryan Wilson, former director, has agreed to transfer 1,000,000 common shares. Fred Burns, former director, has agreed to transfer 500,000 common shares. All 6,000,000 shares will be registered in the name of Richco Investors Inc., a corporation formed under the laws of Ontario, Canada. Richco's common shares are listed for trading on the Canadian Dealer's Network.

As part of the agreement to acquire China NetTV Corp. the three directors of the registrant have agreed to resign and appoint three new directors who will oversee the implementation of a new business plan.

On May 11, 2000, the Board of Directors appointed Ernest Cheung, Maurice Tsakok and Marc Hung as members of the Board of Directors, and accepted resignations of Kirsten Wilson, Ryan Wilson, and Fred Burns as directors.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The Company has acquired 100% of China NetTV Corp., a corporation formed under the laws of British Virgin Islands. China NetTV Corp. has signed a letter of intent to acquire a 51% interest of Chengdu Qianfeng Digital Audio/Video Equipment Co. Ltd. ("QF Digital"). Richco Investors Inc. transferred its 100% interest to the Company in exchange for a control block of 6,000,000 restricted common shares that were owned by three former directors.

QF Digital has proprietary technology that supplies complete turnkey digital TV broadcasting solutions, including set-top boxes that convert digital broadcast signals into analog signals. QF Digital intends to incorporate Smart Card WebTV technology into their set-top boxes.

ITEM 5. OTHER EVENTS

As of May 11, 2000, the Company will change its executive office address to Suite 830 - 789 West Pender Street, Vancouver, Canada V6C 1H2.

On March 24, 2000, a majority of the shareholders voted to abandon the coffee kiosk business at the Company's first annual general meeting. The Board of Directors was given the authority to seek out a new business for the Company and to change the name of the Company within their discretion. On May 4th the Company entered into an agreement to acquire 100% of the shares of China NetTV Corp. On May 25, 2000, the Board of Directors unanimously approved a resolution to change the name of the Company to China NetTV Holdings Inc.

On May 30, 2000 the Company filed an amendment with the Nevada Secretary of State to change the name of the Company to China NetTV Holdings Inc. The Company received a new CUSIP number for its common stock on May 30, 2000 to reflect this name change. The new CUSIP number is 16941B 10 3. The Company's common shares will be quoted on the OTC Bulletin Board under a new stock symbol that has yet to be assigned by the NASD.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

On May 11, 2000, the Company appointed Ernest Cheung, Maurice Tsakok and Marc Hung as members of the Board of Directors.

On May 11, 2000, the Company accepted the resignations of Kirsten Wilson as President and Director, Ryan Wilson as Secretary, Treasurer and Director, and Fred Burns as Director, effective immediately.

On May 11, 2000, the remaining Board Members decided not to fill the vacancies left by the resignation of the above Directors. Mr. Cheung was appointed President, Secretary and Treasurer of the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of China NetTV Holdings Inc.

ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 202
--------------------------------                      Salt Lake City, Utah 84106
CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS

                                                          Telephone 801 486-0096
                                                                Fax 801 486-0098

REPORT ON REVIEW BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
China NetTV Holdings Inc.

We have reviewed the condensed balance sheet of China NetTV Holdings Inc. (exploration stage company) as of May 31, 2000 and August 31, 1999 and the related condensed statement of operations and the condensed statement of cash flows for the three and nine months ended May 31, 2000 and 1999 and the periods August 31, 1999 (date of inception) to May 31, 2000. These financial statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making enquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                       /s/ Andersen Andersen and Strong

Salt Lake City, Utah
June 30, 2000

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

THE ACCOMPANYING BALANCE SHEETS OF CHINA NETTV HOLDINGS, INC. ( DEVELOPMENT STAGE COMPANY) AT MAY 31, 2000 AND AUGUST 31 1999, AND THE RELATED STATEMENTS OF OPERATIONS FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2000 AND 1999 AND THE PERIOD SEPTEMBER 15, 1998 (DATE OF INCEPTION) TO MAY 31, 2000, AND THE STATEMENT OF CASH FLOWS FOR THE NINE MONTHS ENDED MAY 31, 2000 AND 1999, AND THE PERIOD SEPTEMBER 15, 1998 TO MAY 31, 2000, HAVE BEEN PREPARED BY THE COMPANY'S MANAGEMENT AND THEY DO NOT INCLUDE ALL INFORMATION AND NOTES TO THE FINANCIAL STATEMENTS NECESSARY FOR A COMPLETE PRESENTATION OF THE FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CASH FLOWS IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. IN THE OPINION OF MANAGEMENT, ALL ADJUSTMENTS CONSIDERED NECESSARY FOR A FAIR PRESENTATION OF THE RESULTS OF OPERATIONS AND FINANCIAL POSITION HAVE BEEN INCLUDED AND ALL SUCH ADJUSTMENTS ARE OF A NORMAL RECURRING NATURE.

OPERATING RESULTS FOR THE NINE MONTHS ENDED MAY 31, 2000, ARE NOT NECESSARILY INDICATIVE OF THE RESULTS THAT CAN BE EXPECTED FOR THE YEAR ENDING AUGUST 31, 2000.

                           CHINA NETTV HOLDINGS, INC.
                           (DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                        MAY 31, 2000 AND AUGUST 31, 1999
================================================================================

                                                            MAY 31,     AUG 31,
                                                             2000        1999
                                                           ---------   ---------


ASSETS

CURRENT ASSETS

   Cash                                                    $ 31,438    $ 20,534
                                                           ---------   ---------

       Total Current Assets                                $ 31,438    $ 20,534
                                                           =========   =========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable  -  related parties                   $ 34,603    $  4,500
     Accounts payable                                         1,470       2,879
                                                           ---------   ---------

       Total Current Liabilities
                                                             36,073       7,379
                                                           ---------   ---------

STOCKHOLDERS' EQUITY

   Common stock

        200,000,000 shares authorized, at $0.001 par
        value; 13,562,480 shares issued and outstanding      13,562      13,562

    Capital in excess of par value                           22,686      18,186

    Deficit accumulated during the development stage        (40,883)    (18,593)
                                                           ---------   ---------

       Total Stockholders' Equity (deficit)                  (4,635)     13,155
                                                           ---------   ---------

                                                           $ 31,438    $ 20,534
                                                           =========   =========


   The accompanying notes are an integral part of these financial statements.


                    CHINA NETTV HOLDINGS, INC. AND SUBSIDIARY
                         (DEVELOPMENT STAGE COMPANIES)
                           CONSOLIDATED BALANCE SHEETS
                                  MAY 31, 2000

                                                          CHINA INC.   CHINA CORP    COMBINED
                                                          ----------   ----------   ----------
ASSETS

CURRENT ASSETS

   Cash                                                   $  31,438    $       -    $  31,438
                                                          ----------   ----------   ----------

   Total Current Assets                                      31,438                    31,438
                                                          ----------   ----------   ----------

INVESTMENT - 51% interest in Chengdu
   Qianfeng Digital Audio/Video Equipment Co.             $  31,438    $       -    $  31,438
                                                          ==========   ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable  -  related party                    $  34,603    $       -    $  34,603
     Accounts payable                                         1,470            -        1,470
                                                          ----------   ----------   ----------

     Total Current Liabilities                               36,073                    36,073
                                                          ----------   ----------   ----------


STOCKHOLDERS' EQUITY

   Common stock

        200,000,000 shares authorized, at $0.001 par
        value; 13,562,480 shares issued and outstanding      13,562            -       13,562

    Capital in excess of par value                           22,686            -       22,686

    Deficit accumulated during the development stage        (40,883)           -      (40,883)
                                                          ----------   ----------   ----------

       Total Stockholders' Equity (deficit)                  (4,635)                   (4,635)
                                                          ----------   ----------   ----------

                                                          $  31,438    $       -    $  31,438
                                                          ==========   ==========   ==========


                                          CHINA NETTV HOLDINGS, INC.
                                          (DEVELOPMENT STAGE COMPANY)
                                            STATEMENT OF OPERATIONS
                                  FOR THE THREE AND NINE MONTHS ENDED MAY 31,
                                2000 AND 1999 AND THE PERIOD SEPTEMBER 15, 1998
                                      (DATE OF INCEPTION) TO MAY 31, 2000

                                         THREE MONTHS              NINE MONTHS       SEPT 15, 1998
                                   -----------------------   -----------------------   ----------
                                     MAY 31,      MAY 31,      MAY 31,      MAY 31,    TO MAY 31,
                                      2000         1999         2000         1999         2000
                                   ----------   ----------   ----------   ----------   ----------
REVENUES                           $       -    $       -    $       -    $       -    $       -

EXPENSES                               4,809        6,980       22,290        9,067       40,883
                                   ----------   ----------   ----------   ----------   ----------
NET LOSS                           $  (4,809)   $  (6,980)   $ (22,290)   $  (9,067)   $ (40,883)
                                   ==========   ==========   ==========   ==========   ==========

LOSS PER COMMON SHARE

Basic                              $            $            $            $            $
                                   ----------   ----------   ----------   ----------   ----------


AVERAGE OUTSTANDING SHARES

Basic                              13,562,480   13,562,480   13,562,480    6,012,058
                                   ----------   ----------   ----------   ----------



   The accompanying notes are an integral part of these financial statements.


                           CHINA NETTV HOLDINGS, INC.
                           (DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                   FOR THE NINE MONTHS ENDED MAY 31, 2000 AND
                     1999 AND THE PERIOD SEPTEMBER 15 , 1998
                       (DATE OF INCEPTION) TO MAY 31, 2000

                                                                       NINE MONTHS
                                                                 --------------------- SEPT 15, 1998
                                                                    MAY 31,   MAY 31,    TO MAY 31,
                                                                    2000       1999        2000
                                                                 ---------   ---------   ---------
CASH FLOWS FROM
   OPERATING ACTIVITIES

   Net loss                                                      $(22,290)   $ (9,067)   $(40,883)

       Adjustments to reconcile net loss to
       net cash provided by operating
       activities

           Changes in accounts payable                             (1,409)        969       1,470
           Changes in advances from related parties                30,103       4,500      34,603
           Capital contribution - expenses                          4,500       3,150       9,000
                                                                 ---------   ---------   ---------

             Net Increase (Decrease) in Cash From Operations       10,904        (448)      4,190
                                                                 ---------   ---------   ---------

CASH FLOWS FROM INVESTING
   ACTIVITIES                                                           -           -           -
                                                                 ---------   ---------   ---------

CASH FLOWS FROM FINANCING
   ACTIVITIES

       Proceeds from issuance of common stock                           -      27,248      27,248
                                                                 ---------   ---------   ---------

   Net Increase in Cash                                            10,904      26,800      31,438

   Cash at Beginning of Period                                     20,534           -           -
                                                                 ---------   ---------   ---------

   Cash at End of Period                                         $ 31,438    $ 26,800    $ 31,438
                                                                 =========   =========   =========


SCHEDULE OF NONCASH FLOWS FROM OPERATING ACTIVITIES

   Capital contributions - expenses paid by officer                   $9,000
                                                                      ======

   The accompanying notes are an integral part of these financial statements.

                           CHINA NETTV HOLDINGS, INC.
                           (DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

================================================================================

1. ORGANIZATION

The Company was incorporated under the laws of the State of Nevada on September 15, 1998 with the name "Vancouver's Finest Coffee Company" with authorized common stock of 200,000,000 shares at $0.001 par value.

On May 30, 2000 the name was changed to "China NetTV Holdings, Inc."

The Company was organized for the purpose of marketing retail specialty coffee through the establishment of coffee kiosks however during May 2000 the Company changed its business purpose to the operations of digital technology. Note 5

The Company is in the development stage.

Since its inception the Company has completed Regulation D offerings of 13,562,480 shares of its capital stock for cash.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
---------------

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes
------------

On May 31, 2000 the Company had a net operating loss carryforward of $40,883. THE TAX BENEFIT FROM THE LOSS CARRY FORWARD HAS BEEN FULLY OFFSET BY A VALUATION RESERVE BECAUSE THE USE OF THE FUTURE TAX BENEFIT IS DOUBTFUL SINCE THE COMPANY HAS NO OPERATIONS. THE LOSS CARRYFORWARD WILL EXPIRE IN 2021

Earnings (Loss) Per Share
-------------------------

Earnings (loss) per share amounts are computed based on the weighted average number of shares actually outstanding.

FOREIGN CURRENCY TRANSLATION
----------------------------

PART OF THE TRANSACTIONS OF THE COMPANY WERE COMPLETED IN CANADIAN DOLLARS AND HAVE BEEN TRANSLATED TO US DOLLARS AS INCURRED, AT THE EXCHANGE RATE IN EFFECT AT THE TIME, AND THEREFORE, NO GAIN OR LOSS FROM THE TRANSLATIONS IS RECOGNIZED. THE FUNCTIONAL CURRENCY IS CONSIDERED TO BE US DOLLARS.

                           CHINA NETTV HOLDINGS, INC.
                           (DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

COMPREHENSIVE INCOME
--------------------

THE COMPANY ADOPTED STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 130. THE ADOPTION OF THIS STANDARD HAD NO IMPACT ON THE TOTAL STOCKHOLDER'S EQUITY ON OCTOBER 31, 1999.

RECENT ACCOUNTING PRONOUNCEMENTS
--------------------------------

THE COMPANY DOES NOT EXPECT THAT THE ADOPTION OF OTHER RECENT ACCOUNTING PRONOUNCEMENTS WILL HAVE A MATERIAL IMPACT ON ITS FINANCIAL STATEMENTS.

Financial Instruments
---------------------

The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their estimated fair values.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

3. RELATED PARTY TRANSACTIONS

Related parties have acquired 44% of the common stock issued.

Other related party transactions are shown in the balance sheet and the statement of cash flows.

4. GOING CONCERN

Management is planning to further develop operations in digital technology however to be successful in this effort the Company will need additional working capital.

Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional funding through loans from officers, loans from

                           CHINA NETTV HOLDINGS, INC.
                           (DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4. GOING CONCERN - continued

financial institutions, or sale of its common capital stock , which will enable the Company to operate for the coming year.

CONTINUATION OF THE COMPANY AS A GOING CONCERN FOR THE COMING YEAR IS DEPENDENT UPON RECEIVING THE FUNDING NEEDED AND THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL BE SUCCESSFUL IN ITS EFFORTS TO OBTAIN THE NEEDED WORKING CAPITAL.

5. ACQUISITION OF ALL OUTSTANDING SHARES OF CHINA NETTV CORP.

During May 2000 the Company entered into an agreement to acquire all of the oustanding stock of China NetTV Corp in a stock for stock exchange in which major stockholder's of the Company exchanged 6,000,000 shares of the Company they own for all the outstanding stock of China NetTV Corp and as part of the transaction transfer the stock of China NetTV Corp. to the Company as a capital contribution.

China NetTV Corp. was organized under the laws of the British Virgin Islands and its only asset is an agreement outlined below.

China NetTV Corp. has agreed to acquire 51% interest of Chengdu Qianfeng Digital Audio/Video Equipment Co. Ltd. Chengdu Qianfeng Digital Audio/Video Equipment Co. Ltd. owns the proprietary technology that supplies complete turnkey digital TV broadcasting solutions, including set-top boxes that convert digital broadcast signals into analog signals. They intend to incorporate Smart Card WebTV technology into their set-top boxes.

Included in the following is an unaudited consolidated pro-forma balance sheet of the Company and China NetTV Corp. as if the acquisition had been completed on August 31, 1999. All intercompany transactions have been eliminated.

(b)      Exhibits

         10 Agreement between the Registrant and China NetTV Corp dated May 4, 2000 (1)

         99                News Release of the Registrant, dated May 11, 2000
                           (1)

----------------------

         (1) Included as an Exhibit to China NetTV Holdings Inc.'s current report on Form 8-K filed on May 30, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHINA NETTV HOLDINGS INC.
                                     (FORMERLY VANCOUVER'S FINEST COFFEE COMPANY

Date:  July 5, 2000                  /s/ Maurice Tsakok
       ------------                  -----------------------------------
                                     Maurice Tsakok
                                     Secretary